SUPPLEMENT

DATED AUGUST 13, 2012 TO

THE HARTFORD FUNDAMENTAL GROWTH FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

PROSPECTUS AND SUMMARY PROSPECTUS

AND

THE HARTFORD GROWTH OPPORTUNITIES FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS II, INC.)

PROSPECTUS

EACH DATED JANUARY 30, 2012

PROPOSED REORGANIZATION OF THE HARTFORD FUNDAMENTAL GROWTH FUND

WITH AND INTO THE HARTFORD GROWTH OPPORTUNITIES FUND

At meetings held on August 1, 2012, the Board of Directors of The Hartford Mutual Funds, Inc. approved on behalf of The Hartford Fundamental Growth Fund (the “Acquired Fund”), and the Board of Directors of The Hartford Mutual Funds II, Inc. approved on behalf of The Hartford Growth Opportunities Fund (the “Acquiring Fund”), the reorganization of the Acquired Fund with and into the Acquiring Fund (the “Reorganization”).

The Board of Directors of The Hartford Mutual Funds, Inc. has called for a Special Meeting of Shareholders of the Acquired Fund to be held on or about December 17, 2012, for the purpose of seeking approval of the Agreement and Plan of Reorganization (the “Reorganization Agreement”) by the shareholders of the Acquired Fund. If approved, the Reorganization is expected to occur on or before February 22, 2013.

If the Reorganization Agreement is approved by the shareholders of the Acquired Fund, the Reorganization Agreement contemplates: (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund; (2) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (3) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. Each shareholder of the Acquired Fund would receive shares of the Acquiring Fund of the same class and equal in value to the shares of the Acquired Fund held by that shareholder as of the closing date of the Reorganization.

A proxy statement containing detailed information concerning the Reorganization is expected to be mailed to the Acquired Fund’s shareholders in November 2012, and may also be obtained at that time by contacting The Hartford Mutual Funds at P.O. Box 64387, St. Paul, MN 55164-0387.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.